Exhibit 99.77(q)(1)

ITEM 77Q1 – Exhibits

(e)(1)	Sub-Sub-Advisory Agreement dated January 8, 2016 between Voya Investment Management Co. LLC and NNIP Advisors B.V. (formerly, ING Investment Management Advisors B. V.) – Filed herein.